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                                                                      EXHIBIT 32

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
       AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   The undersigned certify pursuant to 18 U.S.C. Section 1350, that:


1. The accompanying Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                        RTW, INC.

Dated: March 30, 2005      By /s/ Jeffrey B. Murphy
                              ------------------------------------------------
                              Jeffrey B. Murphy
                              President and Chief Executive Officer
                              (Principal Executive Officer)



Dated: March 30, 2005      By /s/  Alfred L. LaTendresse
                              ------------------------------------------------
                              Alfred L. LaTendresse
                              Executive Vice President, Chief Financial Officer, Treasurer and Secretary
                              (Principal Financial and Accounting Officer)